EXHIBIT 13

                               Powers of Attorney

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products


JoAnn M. Martin,
whose signature appears below, constitutes and appoints William W. Lester and Robert C. Barth, and any such person(s) as William W. Lester may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ JoAnn M. Martin
                            ------------------------
                                JoAnn M. Martin
                                Director, Chair

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products


Steven J. Valerius,
whose signature appears below, constitutes and appoints William W. Lester and Robert C. Barth, and any such person(s) as William W. Lester may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ Steven J. Valerius
                            ------------------------
                                Steven J. Valerius
                 Director, President, President, Individual Division

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products


Dale D. Johnson,
whose signature appears below, constitutes and appoints William W. Lester and Robert C. Barth, and any such person(s) as William W. Lester may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ Dale D. Johnson
                            ------------------------
                                Dale D. Johnson
              Director, Senior Vice President and Corporate Actuary

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products


William W. Lester,
whose signature appears below, constitutes and appoints Timmy L. Stonehocker and Robert C. Barth, and any such person(s) as Robert C. Barth may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ William W. Lester
                            ------------------------
                                William W. Lester
              Director, Executive Vice President & Corporate Treasurer

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products

Timmy L. Stonehocker,
whose signature appears below, constitutes and appoints William W. Lester and Robert C. Barth, and any such person(s) as William W. Lester may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ Timmy L. Stonehocker
                            ------------------------
                              Timmy L. Stonehocker
                       Director, Executive Vice President

                               Power of Attorney

                                With Respect To
                    The Union Central Life Insurance Company
             Variable Annuity and Variable Life Insurance Products

Robert-John H. Sands,
whose signature appears below, constitutes and appoints William W. Lester and Robert C. Barth, and any such person(s) as William W. Lester may designate in writing directed to the President of The Union Central Life Insurance Company and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for The Union Central Life Insurance Company variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

     CARILLON ACCOUNT - SEC File No. 811-04063
          VA I...........................................SEC File No. 002-92146
          VA II and VA II SA.............................SEC File No. 333-110336
          ADVANTAGE VA III...............................SEC File No. 333-118237

     CARILLON LIFE ACCOUNT - SEC File No. 811-09076
          EXCEL CHOICE...................................SEC File No. 033-94858
          EXECUTIVE EDGE.................................SEC File No. 333-36220
          EXCEL ACCUMULATOR..............................SEC File No. 333-116386
          EXCEL PERFORMANCE VUL..........................SEC File No. 333-151914


This Power of Attorney is effective March 20, 2012 and remains in effect until revoked or revised.


                    Signed: /s/ Robert-John H. Sands
                            ------------------------
                              Robert-John H. Sands
                    Senior Vice President & Corporate Secretary